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                           SOFTWARE LICENSE AGREEMENT
                              (Production Binaries)

THIS AGREEMENT is made between Integrated Systems, Inc. (hereinafter "ISI"), whose principal office is at 201 Moffett Park Drive, Sunnyvale, California, U.S.A. , and OSICOM (hereinafter "LICENSEE") whose principal office is at 411 Waverly Oaks Road, Waltham, MA 02154.

1.        DEFINITION OF TERMS

In this Agreement, "LICENSED SOFTWARE" shall mean all or any portion of the computer program(s) indicated in Exhibit A, and all or any portion of the documentation ("DOCUMENTATION") provided with and relating to LICENSED SOFTWARE.

2.      GRANT OF LICENSE

2.1. ISI, at the request of LICENSEE, hereby grants to LICENSEE a non-transferable, and nonexclusive license to copy, use and distribute LICENSED SOFTWARE pursuant to the terms hereunder.

2.2. LICENSEE may make binary object code copies of LICENSED SOFTWARE only from the master copy provided by ISI, provided that LICENSEE retains in each such copy any copyright or other intellectual property rights legends contained in the master copy of LICENSED SOFTWARE as delivered to LICENSEE by ISI.

2.3. LICENSEE may use and incorporate copies of LICENSED SOFTWARE in its products with substantially added value in hardware and/or software ("FINISHED PRODUCTS"), and sublicense and transfer, LICENSED SOFTWARE in embedded form as, and only as, part of such FINISHED PRODUCTS to its customers ("CUSTOMERS"), provided that:

        (a) LICENSED SOFTWARE shall be bundled with other LICENSEE software and configured solely to operate in and as part of such FINISHED PRODUCTS;

        (b) measured in number of machine (CPU) instructions, LICENSED SOFTWARE shall not exceed fifty (50) percent of the combined, functional software delivered with each FINISHED PRODUCT;

        (c) LICENSEE shall not list or quote LICENSED SOFTWARE as a separately priced item of option;

        (d) CUSTOMERS' rights to LICENSED SOFTWARE shall be limited solely to use on and as part of FINISHED PRODUCTS as described in Exhibit A and any additional amendments to Exhibit A. The number of copies of LICENSED SOFTWARE shall not exceed the number as granted in Exhibit A and any additional amendments to Exhibit A. CUSTOMERS shall have no right to copy LICENSED SOFTWARE, or









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               use, resell, transfer, or sublicense LICENSED SOFTWARE without
               FINISHED PRODUCTS to any other party.

2.4. Except as provided above, all other means of sale, lease, license, sublicense or transfer of LICENSED SOFTWARE by LICENSEE to other parties is expressly prohibited.

2.5. LICENSEE shall not disassemble or otherwise "reverse engineer" LICENSED SOFTWARE, nor shall LICENSEE grant to its CUSTOMERS the right to disassemble or otherwise "reverse engineer" LICENSED SOFTWARE.

2.6, LICENSEE may not copy DOCUMENTATION or transfer DOCUMENTATION to CUSTOMERS or other parties without prior written consent or ISI.

3.         ORDERING AND PAYMENT PROCEDURES

3.1. This is a master software license agreement. LICENSEE shall order LICENSED SOFTWARE by issuing Purchase Orders to ISI, referencing the License Number shown on page one of this Agreement. Purchase Orders subsequent to the first one shall also be accompanied by an executed amendment to Exhibit A of this Agreement.

3.2. ISI reserves the right to accept subsequent purchase orders that comply with then current ISI prices, terms and conditions.

3.3. Payment terms are Net Thirty (30) days from the date of invoice, subject to LICENSEE maintaining credit arrangements satisfactory to ISI.

3.4. LICENSEE agrees to report usage of software copies to ISI upon request. Such requests will not be more frequent than quarterly.

4.         INDEMNIFICATION

4.1. ISI hereby represents and warrants that it owns the copyright and/or other rights in and to all versions of LICENSED SOFTWARE and DOCUMENTATION.

4.2. ISI will defend any action brought against LICENSEE based on a claim that LICENSED SOFTWARE used within the scope of this license infringes any copyright, trade secret or patent. ISI will pay any award against LICENSEE, and any costs and attorneys' fees incurred by LICENSEE resulting from any such claim, provided that LICENSEE has notified ISI promptly in writing of such claim, and has permitted ISI to direct and control the investigation, defense, and settlement of any such claim. LICENSEE hereby agrees that ISI shall have no liability if such alleged infringement arises from (a) the use of other than the current, unaltered version of LICENSED SOFTWARE, and/or the combination of LICENSED SOFTWARE with other programs or data, if such infringement would have been avoided by the exclusive use of LICENSED SOFTWARE.


                                        2










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5.      WARRANTY

5.1. ISI MAKES NO OTHER WARRANTY OF ANY KIND, EITHER EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL ISI HAVE ANY LIABILITY FOR ANY LOSSES OR DAMAGES, WHETHER INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL, ARISING FROM THE USE OF, OR INABILITY TO USE OR TO ACHIEVE ANY PARTICULAR RESULTS FROM USE OF LICENSED SOFTWARE.

6.      TERMINATION

6.1. If LICENSEE or ISI fails to fulfill any material obligations under this Agreement, either may, at its election and in addition to other remedies it may have, terminate all rights granted herein by not less than thirty
        (30) days' written notice to the other specifying any such breach, unless within the period of such notice all breaches specified therein shall have been rectified.

6.2. Upon termination of this Agreement, LICENSEE shall cease all use, sublicense and transfer of LICENSED SOFTWARE, and shall return promptly all copies of LICENSED SOFTWARE in its possession to ISI. LICENSEE may retain one copy of LICENSED SOFTWARE for continued support of LICENSEE CUSTOMERS, provided that LICENSEE is current with all payments due ti ISI.

6.3. Termination of this Agreement shall not affect any prior and existing sublicenses granted by LICENSEE to CUSTOMERS, or terminate LICENSEE's obligations under Section 7.1 here below.

7.      MISCELLANEOUS

7.1. LICENSEE shall hold any information it receives from ISI relating to LICENSED SOFTWARE and this Agreement in strict confidence. LICENSEE shall not make any disclosure of such information or methods utilized therein to anyone other than its employees or authorized contractors to whom such disclosure is necessary for the purpose set forth in this Agreement. LICENSEE shall notify each person to whom such disclosure is made that such information may only be used for the purposes set forth herein, and must be protected in the same manner as LICENSEE'S own valuable, proprietary software. The foregoing shall not apply to any information which is or comes into the public domain, or is obtained or developed independently and without violation of this Agreement.

7.2. In the event LICENSEE becomes aware of any party whose use of LICENSED SOFTWARE in connection with any of LICENSEE'S FINISHED PRODUCTS is in violation of the provisions of this Agreement, LICENSEE shall report such activities promptly to ISI, and assist ISI in any actions as may be required to stop such violations.

                                        3










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7.3.    ISI's liability to LICENSEE under this Agreement shall be limited to the amount actually paid by LICENSEE to ISI pursuant to this Agreement. The existence of more than one claim or suit will not enlarge or extend this limit.

7.4. LICENSEE agrees not to export or re-export LICENSED SOFTWARE in violation of U.S. Commerce Department Export Administration regulations or other applicable regulations.

7.5. This Agreement shall be construed and enforced according to the laws of the State of California.

7.6. If any part, term, or provision of this Agreement shall be held illegal, unenforceable, or in conflict with any law of a federal, state or local government having jurisdiction over this Agreement, the validity of the remaining portions or provisions shall not be affected hereby.

7.7. Neither this Agreement nor any rights granted herewithin shall be assignable or otherwise transferable by LICENSEE without prior written consent of ISI, which consent shall not be unreasonably withheld, except LICENSEE, with notice to ISI, may assign its rights and delegate its duties under this Agreement, or assign this Agreement to the surviving Entity in a merger or consolidation, or to a purchaser of substantially all the assets of the business to which this Agreement relates.

7.8. ISI reserves the right to use accredited auditing representatives acceptable to LICENSEE to make examinations and audits, by prior arrangement and during normal business hours, and not more frequently than semi-annually, of all LICENSEE's records and accounts which may contain information bearing upon LICENSEE's exercise of its rights and the performance of its obligations hereof. Any information so revealed to ISI shall be kept in confidence and used solely for the purposes of verifying LICENSEE's compliance with this Agreement.

7.9. The SOFTWARE and its documentation are provided with Restricted Rights. If this product is acquired under the terms of a: DOD contract: Use, duplication, or disclosure by the Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of 252.227-7013. Civilian agency contract: Use, reproduction, or disclosure is subject to 52.227-19(a) through (d). Unpublished rights reserved under the copyright laws of the United States.

7.10. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and may not be modified except by written amendments or agreements signed on behalf of LICENSEE and ISI by their respective authorized representatives.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in duplicate originals by its duly authorized representatives on the respective dates entered below.

For LICENSEE:                             For Integrated Systems, Inc.:

Sign________________________________      Sign_______________________________
Name________________________________      Name_______________________________

                                        4










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
Title_______________________________      Title______________________________
Date________________________________      Date_______________________________


                                        5










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




                           SOFTWARE LICENSE AGREEMENT
                              (Production Binaries)
                                    EXHIBIT A
                                    ---------

LICENSEE: Osicom Technologies, Inc.           License Number:   9703-1
          -----------------------------------                ------------------

LICENSE SOFTWARE and the number of copies thereof for which the rights to use are granted under this Agreement shall be as follows:


        ISI Products                        Processor      Number of Copies
        ------------                        ---------      ----------------

        pSOS+       (KS-tgt-B#)             _________      _______________
        pSOS+m      (KS-tgt-B#)             _________      _______________
        pROBEE      (KS-tgt-B#)             _________      _______________
        pNA+        (NS-tgt-B#)             _________      _______________
        pHILE+      (FS-tgt-B#)             _________      _______________
        pRPC+       (NR-tgt-B#)             _________      _______________
        pXII+       (XW-tgt-B#)             _________      _______________
        pREPC+      (LC-tgt-B#)             _________      _______________
        SNMP        (SM-tgt-B#)             _________      _______________
        pSOS        (PK-tgt-B#)             _________      _______________
        pROBE       (PR-tgt-B#)             _________      _______________
        pHILE       (PF-tgt-B#)             _________      _______________
        pVERIFY     (PV-tgt-B#)             _________      _______________
        pRISM       (PI-tgt-B#)             _________      _______________
        Esp         (ESP-tgt-B#)            _________      _______________


The right to use the above-stated number of copies in LICENSEE's FINISHED PRODUCTS is restricted to use with Osicom's NET+ARM family of products. It is intended that Osicom's customers will develop additional code that operates in conjunction with Osicom's software and utilizes licensed software. The Osicom customers will then be able to distribute the results to their customers without any further licensing requirements with
ISI.

                  ____________________________________________

For LICENSEE:                              For Integrated Systems, Inc.:
Sign_________________________________      Sign_______________________________
Name_________________________________      Name_______________________________
Title________________________________      Title______________________________
Date_________________________________      Date_______________________________


LICENSEE INFORMATION:

Technical Contact: Robb Swanson                   Telephone: (617) 647-1234
                   -----------------------------            ------------------
Address: 411 Waverly Oaks, Waltham, MA 02154
         ---------------------------------------------------------------------

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                         AMENDMENT TO PRODUCTION LICENSE
                         PRODUCTION LICENSE FEE SCHEDULE


Per Copy Production Price             Buy Down for pSOS+ and pNA+
One Time Fee                                     $100,000
Discount Schedule                     Price per Unit for pSOS+ and pNA+
20,000 - 2,000,000 Units                         $.50/unit
2,000,000+ Units                                 $.40/unit


Notes:

   All information in this Amendment is confidential between ISI and Osicom/DPI

1.    Pricing per unit applies to pSOS+ and pNA+ for Net+ARM processors.
2. Production buy Down Fee must be ordered with pRISM+ Development licenses. $25,000 invoiced at receipt of order. Remaining $75,000 will be invoiced as follows:
                       $25,000 End of January, 1998
                       $25,000 End of April, 1998
                       $25,000 End of July, 1998

Non-payment of any Buy Down Fee will cancel negotiated unit price. Standard Unit price, as indicated in current ISI price list, will prevail for any production licenses purchased after non-payment.

3.    Minimum purchase quantity is 20,000 units.
4. Production units must be purchased prior to initial product shipment (includes "Alpha" and "Beta" shipments).
5. Osicom/DPI will report Net+ARM shipments that deploy pSOS+ and pNA+ after fiscal quarter end, i.e.: Feb. 1; April 1, July 1 and Oct 1.
6.    Per Copy Pricing is cumulative.
7. Under no circumstances will Osicom/DPI ship copies of pSOS+ or its components prior to generating a purchase order for them.
8. A signed "Software License Agreement for Production Binaries", "Amendment to Software License Agreement", and "Exhibit A" will accompany initial purchase order for production binaries, a signed "Exhibit A" will accompany ensuing purchase orders.

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                         SUPPLEMENTAL LICENSE AGREEMENT

                                  (SOURCE CODE)

THIS AGREEMENT is made between Integrated Systems, Inc., (hereinafter "ISI"), whose principal office is at 201 Moffett Park Drive, Sunnyvale, California, 94089 U.S.A., and Osicom/DPI (hereinafter "LICENSEE") whose principal office is at 411 Waverly Oaks Road, Waltham, MA 02154.

In consideration of the mutual promises, considerations and covenants contained herein, LICENSEE and ISI hereto agree as follows:

9.    MAIN AGREEMENT

1.1. This agreement is supplemental to, and modifies as of the effective date hereof, a software license agreement (hereinafter "Main Agreement"), license number 9703-1, dated 14 November 1997, between the parties hereto and relating to the computer programs(s) (hereinafter 'LICENSED SOFTWARE") known as:

                             pNA+ TCP/IP Source Code
                               for ARM processors

2.    DEFINITION OF TERMS

2.1. Terms in this agreement which are in capital letters, with the exception of names of parties and paragraph headings shall have the meanings specified in the Main Agreement.

2.2. "SOURCE CODE" shall, for the purposes of this Agreement, mean all or a portion of the source code, that is the programming language formulation and embedded program commentaries, for LICENSED SOFTWARE, including any documentation relating to LICENSED SOFTWARE and/or SOURCE CODE bearing any confidentiality marks or legends.

3.    GRANT OF LICENSE

3.1. ISI, at the request of LICENSEE, hereby grants to LICENSEE a personal, non-transferable, and nonexclusive license to use SOURCE CODE pursuant to the terms hereunder.

3.2. LICENSEE may make no more than one copy of SOURCE CODE for backup purposes only.

3.3. LICENSEE may not remove any copyright or other intellectual property, marks or legends contained in the copy of the SOURCE CODE delivered to LICENSEE by ISI. LICENSEE shall replicate in and on all copies of SOURCE CODE, whether modified, extended or abstracted, any copyright or other intellectual property rights marks or legends which are contained in or appear on the original copy of SOURCE CODE delivered to LICENSEE by ISI.

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3.4.  LICENSEE shall at all times keep all its copies of SOURCE CODE at
      LICENSEE'S Corporate site location specifically designated hereunder:

                    411 Waverly Oaks Road, Waltham, MA 02154

      Any use or storage of copies of SOURCE CODE at any other location is expressly prohibited, unless prior written permission has been granted by ISI. LICENSEE hereby assures ISI that it shall, to the best of its ability and by whatever reasonable means necessary, prevent removal of SOURCE CODE from the above location.

3.5. LICENSEE may use SOURCE CODE for internal reference, maintenance and support purposes only. LICENSEE shall not modify SOURCE CODE without prior written consent of ISI, which consent shall not be unreasonably withheld.

3.6. LICENSEE agrees that it shall not sell, license, sub-license, lease, transfer or otherwise make available SOURCE CODE to any other party, whether or not SOURCE CODE has been modified, extended or abstracted, in any form or on any medium, printed, magnetic, photographic or otherwise.

3.7. LICENSEE agrees that any object, that is directly machine executable, code derived or produced from SOURCE CODE (hereinafter "Derivative Works"), whether or not SOURCE CODE has been modified, extended or abstracted, shall be construed as the same as LICENSED SOFTWARE, which use by LICENSEE shall be governed by and subject to the terms and conditions set forth in the Main Agreement.

4.    PAYMENT AND DELIVERY

4.1. For rights granted under this Agreement, LICENSEE shall pay ISI a license fee pursuant to a Purchase Order acceptable to ISI.

4.2. Within a reasonable time after execution of this Agreement and receipt of a Purchase Order acceptable to ISI, ISI shall deliver to LICENSEE one complete copy of SOURCE CODE on the storage medium specified to the Purchase Order.

5.    WARRANTY

5.1. ISI warrants only that the media on which SOURCE CODE is delivered shall be free from defects in material or workmanship under normal use and service for a period of thirty (30) days from the date of delivery. If defect(s) in the media is discovered and reported by LICENSEE to ISI within the thirty days after delivery, ISI shall, at no cost to LICENSEE, deliver to LICENSEE a new copy of SOURCE CODE.

5.2. In no event shall ISI have any liability for any losses or damages, whether direct, indirect, special or consequential, arising from the use of, or the inability to use or to achieve any particular results from use of SOURCE CODE.

5.3. ISI will defend any action brought against LICENSEE based on a claim that SOURCE CODE used within the scope of this license infringes any copyright, patent, or trademark. ISI will pay any award against LICENSEE and any costs and attorneys' fees incurred by LICENSEE resulting from any such claim, provided that LICENSEE has notified ISI promptly in writing of such claim, and has

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      permitted ISI to direct and control the investigation, defense, and settlement of any such claim. LICENSEE hereby agrees that ISI shall have no liability if such alleged infringement arises from (a) the use of other than the current, unaltered version of SOURCE CODE, and/or (b) the combination of SOURCE CODE with other programs or data. If such infringement would have been avoided by the exclusive use of SOURCE CODE.

6.    MAINTENANCE

6.1. ISI may, from time to time, make modifications, improvements or extensions to SOURCE CODE. ISI agrees to notify LICENSEE of any such relevant modifications, improvements or extensions, and LICENSEE may request and obtain a copy of the new SOURCE CODE in the form of hardcopy listing or on the medium specified in Paragraph 4.2 hereof by maintaining current a Source Code Maintenance Agreement.

7.    CONFIDENTIALITY

7.1. LICENSEE agrees that it shall hold SOURCE CODE in strict confidence for ISI, and shall not make any disclosure of SOURCE CODE, including methods or concepts utilized therein, to anyone other than employees of LICENSEE to whom such disclosure is necessary to the use for which rights are granted herein. LICENSEE shall appropriately notify each employee to whom such disclosure is made that such disclosure shall be kept in confidence by him/her. Notwithstanding the foregoing, such confidentiality obligations shall not apply to any specific information contained in SOURCE CODE which is or subsequently comes into the public domain.

8.    TERMINATION

8.1. If LICENSEE fails to fulfill one or more of its obligations under this Agreement, ISI may, at its election and in addition to other remedies it may have, at any time terminate all rights granted by it to LICENSEE herein by not less than thirty (30) days written notice to LICENSEE specifying any such breach, un less within the period of such notice all breaches specified therein shall have been rectified.

8.2. Upon termination, LICENSEE shall deliver to ISI within thirty (30) days all full or partial copies of SOURCE CODE in its possession or under its control.

8.3. The obligations of LICENSEE and its employees to maintain confidentiality of SOURCE CODE under Paragraph 7 hereof shall survive and continue after termination of rights under this Agreement.

8.4. Termination of this Agreement shall not affect any rights granted by ISI to LICENSEE under the Main Agreement, including any rights with respect to Derivative Works, insofar as Derivative Works are construed as equivalent to LICENSED SOFTWARE under the Main Agreement.

9.    MISCELLANEOUS

9.1. Neither this Agreement nor any rights granted herein shall be assignable or otherwise transferable by LICENSEE without prior written consent of ISI.

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9.2.  ISI's total liability to LICENSEE under any provision of this
      Agreement, exclusive of Paragraph 5.3 hereof, shall be limited to the amount actually paid by LICENSEE to ISI pursuant to this Agreement. The existence of more than one claim or suit will not enlarge or extend this limit. LICENSEE hereby releases ISI from all obligations, liability, claim, or demand in excess of this limit.

9.3. This Agreement shall be construed and enforced according to the laws of the State of California. If LICENSEE is located outside the United States of America, the parties hereto agree that any dispute arising in connection with this Agreement will be settled by the ICC Court of Arbitration.

9.4. If any part, term, or provision of this Agreement shall be held illegal, unenforceable, or in conflict with any law of a federal, state or local government having jurisdiction over this agreement, the validity of the remaining portions or provisions shall not be affected thereby.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in duplicate originals by its duly authorized representatives, effective as of the last date entered below.

                                         FOR INTEGRATED SYSTEMS, INC.

                                         By:____________________________

                                         Name:__________________________

                                         Title:_________________________

                                         Date:__________________________

                                         FOR LICENSEE,

                                         By:____________________________

                                         Name:__________________________

                                         Title:_________________________

                                         Date:__________________________


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